PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment consist of the following (in thousands):

	As of December 31,
	2024	2023

Laboratory and manufacturing equipment	$28	$40
Furniture and fixtures	19	19
Leasehold improvements	-	274
Computer equipment and programs	210	274
	257	607
Less accumulated depreciation and amortization	(172)	(114)
Property and equipment, net	$85	$493